              OLYMPIC  AUTOMOBILE  RECEIVABLES TRUST  1997 - A


                        MONTHLY  SERVICER'S  CERTIFICATE


       Accounting Date:                       March 31, 1998
                                          ------------------
       Determination Date:                     April 7, 1998
                                          ------------------
       Distribution Date:                     April 15, 1998
                                          ------------------
       Monthly Period Ending:                 March 31, 1998
                                          ------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



   I.  Collection  Account  Summary
       Available Funds:
                 Payments Received                                                          $ 23,146,973.86
                 Liquidation Proceeds (excluding Purchase Amounts)                          $  3,109,636.86
                 Current Monthly Advances                                                   $    267,852.61
                 Amount of withdrawal, if any, from the Reserve Account                     $          0.00
                 Monthly Advance Recoveries                                                    ($350,958.23)
                 Purchase Amounts - Warranty and Administrative Receivables                 $     12,101.62
                 Purchase Amounts - Liquidated Receivables                                  $          0.00
                 Income from investment of funds in Trust Accounts                          $     86,164.63
                                                                                            ---------------
       Total Available Funds                                                                                        $26,271,771.35
                                                                                                                    --------------
                                                                                                                    --------------
       Amounts Payable on Distribution Date:
                 Reimbursement of Monthly Advances                                          $          0.00
                 Backup Servicer Fee                                                        $          0.00
                 Basic Servicing Fee                                                        $    476,415.54
                 Trustee and other fees                                                     $          0.00
                 Class A-1  Interest Distributable Amount                                   $          0.00
                 Class A-2  Interest Distributable Amount                                   $    663,951.31
                 Class A-3  Interest Distributable Amount                                   $    688,906.67
                 Class A-4  Interest Distributable Amount                                   $    912,759.38
                 Class A-5  Interest Distributable Amount                                   $    471,296.67
                 Noteholders' Principal Distributable Amount                                $ 19,305,910.21
                 Certificate Holders Interest Distributable Amount                          $    354,380.69
                 Certificate Holders Principal Distributable Amount                         $  2,431,474.84
                 Amounts owing and not paid to Security Insurer under
                  Insurance Agreement                                                       $          0.00
                 Supplemental Servicing Fees (not otherwise paid to Servicer)               $          0.00
                 Spread Account Deposit                                                     $    966,676.05
                                                                                            ---------------
       Total Amounts Payable on Distribution Date                                                                    $26,271,771.35
                                                                                                                     --------------
                                                                                                                     --------------

                                                Page 1

                                               1997 - A


  II.  Available  Funds

       Collected Funds (see V)
                 Payments Received                                                          $ 23,146,973.86
                 Liquidation Proceeds (excluding Purchase Amounts)                          $  3,109,636.86          $26,256,610.72
                                                                                            ---------------
       Purchase Amounts                                                                                              $    12,101.62

       Monthly Advances
                 Monthly Advances - current Monthly Period (net)                               ($83,105.62)
                 Monthly Advances - Outstanding Monthly Advances
                  not otherwise reimbursed to the Servicer                                 $          0.00              ($83,105.62)
                                                                                            --------------
       Income from investment of funds in Trust Accounts                                                             $    86,164.63
                                                                                                                     --------------
       Available Funds                                                                                               $26,271,771.35
                                                                                                                     --------------
                                                                                                                     --------------

 III.  Amounts  Payable  on  Distribution  Date

         (i)(a)  Taxes due and unpaid with respect to the Trust
                 (not otherwise paid by OFL or the Servicer)                                                         $         0.00

         (i)(b)  Outstanding Monthly Advances (not otherwise reimbursed
                 to Servicer and to be reimbursed on the Distribution Date)                                          $         0.00

         (i)(c)  Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                     $         0.00

          (ii)   Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                     Owner Trustee                                                          $          0.00
                     Administrator                                                          $          0.00
                     Indenture Trustee                                                      $          0.00
                     Indenture Collateral Agent                                             $          0.00
                     Lockbox Bank                                                           $          0.00
                     Custodian                                                              $          0.00
                     Backup Servicer                                                        $          0.00
                     Collateral Agent                                                       $          0.00          $         0.00
                                                                                            ---------------
        (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                                $   476,415.54

        (iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                                        $         0.00

        (iii)(c) Servicer reimbursements for mistaken deposits or postings of checks
                 returned for insufficient funds (not otherwise reimbursed to Servicer)                              $         0.00

          (iv)   Class A-1  Interest Distributable Amount                                                            $         0.00
                 Class A-2  Interest Distributable Amount                                                            $   663,951.31
                 Class A-3  Interest Distributable Amount                                                            $   688,906.67
                 Class A-4  Interest Distributable Amount                                                            $   912,759.38
                 Class A-5  Interest Distributable Amount                                                            $   471,296.67

          (v)    Noteholders' Principal Distributable Amount
                     Payable to Class A-1 Noteholders                                                                $         0.00
                     Payable to Class A-2 Noteholders                                                                $19,305,910.21
                     Payable to Class A-3 Noteholders                                                                $         0.00
                     Payable to Class A-4 Noteholders                                                                $         0.00
                     Payable to Class A-5 Noteholders                                                                $         0.00

          (vi)   Certificate Holders Interest Distributable Amount                                                   $   354,380.69

         (vii)   Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                 Distribution Account of any funds in the Class A-1 Holdback Subaccount
                 (applies only on the Class A-1 Final Scheduled Distribution Date)                                   $         0.00

         (viii)  Certificate Principal Distributable Amount                                                          $ 2,431,474.84

          (ix)   Amounts owing and not paid to Security Insurer under Insurance Agreement                            $         0.00
                                                                                                                     --------------
                 Total amounts payable on Distribution Date                                                          $25,305,095.30
                                                                                                                     --------------
                                                                                                                     --------------

                                                Page 2

                                               1997 - A


  IV.  Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
       Class A-1 Maturity Shortfall

       Spread Account deposit:

                 Amount of excess, if any, of Available Funds
                  over total amounts payable (or amount of such
                  excess up to the Spread Account Maximum Amount)                                                    $   966,676.05

       Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable over Available Funds
                  (excluding amounts payable under item (vii) of Section III)                                        $         0.00

                 Amount available for withdrawal from the Reserve Account (excluding the
                  Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve
                  Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve
                  Account in respect of transfers of Subsequent Receivables)                                         $         0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available
                  Funds shall be withdrawn by the Indenture Trustee from the Reserve
                  Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                              $         0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
        Distribution Date:

                    Amount by which (a) the remaining principal balance of the
                    Class A-1 Notes exceeds (b) Available Funds after payment of
                    amounts set forth in item (v) of Section III                                                     $         0.00

                    Amount available in the Class A-1 Holdback Subaccount                                            $         0.00

                    (The amount by which the remaining principal balance of the
                    Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the
                    Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                    Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                    Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                             $         0.00

       Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount
                 and Available Funds                                                                                 $         0.00

                 (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                 Section III and pursuant to a withdrawal from the Class A-1 Holdback
                 Subaccount)

       Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                 Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
                 Prepayment Amount, the Class A-4 Prepayment Amount, and the Class A-5
                 Prepayment Amount over (b) the amount on deposit in the Pre-Funding Account                         $         0.00

       Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                 Date, of (a) the unpaid principal balance of the Class A-1 Notes over
                 (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal
                 from the Class A-1 Holdback Subaccount.                                                             $         0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
       Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
       Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
       Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                                Page 3

                                               1997 - A


   V.  Collected Funds

       Payments Received:
                       Supplemental Servicing Fees                                          $          0.00
                       Amount allocable to interest                                         $  7,215,491.19
                       Amount allocable to principal                                        $ 15,931,482.67
                       Amount allocable to Insurance Add-On Amounts                         $          0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed
                        to the Servicer prior to deposit in the Collection Account)         $          0.00
                                                                                            ---------------
       Total Payments Received                                                                                       $23,146,973.86

       Liquidation Proceeds:
                  Gross amount realized with respect to Liquidated Receivables              $  3,479,941.04

                  Less: (i) reasonable expenses incurred by Servicer
                   in connection with the collection of such Liquidated
                   Receivables and the repossession and disposition
                   of the related Financed Vehicles and (ii) amounts
                   required to be refunded to Obligors on such Liquidated Receivables          ($370,304.18)
                                                                                            ---------------
       Net Liquidation Proceeds                                                                                      $ 3,109,636.86

       Allocation of Liquidation Proceeds:
                  Supplemental Servicing Fees                                               $          0.00
                  Amount allocable to interest                                              $          0.00
                  Amount allocable to principal                                             $          0.00
                  Amount allocable to Insurance Add-On Amounts                              $          0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                     $          0.00          $         0.00
                                                                                            ---------------          --------------
       Total Collected Funds                                                                                         $26,256,610.72
                                                                                                                     --------------
                                                                                                                     --------------

  VI.  Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                       $         0.00
                  Amount allocable to interest                                              $          0.00
                  Amount allocable to principal                                             $          0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                     $          0.00

       Purchase Amounts - Administrative Receivables                                                                 $    12,101.62
                  Amount allocable to interest                                              $          0.00
                  Amount allocable to principal                                             $     12,101.62
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                     $          0.00
                                                                                            ---------------
       Total Purchase Amounts                                                                                        $    12,101.62
                                                                                                                     --------------
                                                                                                                     --------------

 VII.  Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                  $  777,136.62

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                  Payments received from Obligors                                              ($350,958.23)
                  Liquidation Proceeds                                                      $          0.00
                  Purchase Amounts - Warranty Receivables                                   $          0.00
                  Purchase Amounts - Administrative Receivables                             $          0.00
                                                                                            ---------------
       Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                        ($350,958.23)

       Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                       ($350,958.23)

       Remaining Outstanding Monthly Advances                                                                        $   426,178.39

       Monthly Advances - current Monthly Period                                                                     $   267,852.61
                                                                                                                     --------------
       Outstanding Monthly Advances - immediately following the Distribution Date                                    $   694,031.00
                                                                                                                     --------------
                                                                                                                     --------------
                                                Page 4

                                               1997 - A


VIII.  Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

       Payments received allocable to principal                                                                      $15,931,482.67
       Aggregate of Principal Balances as of the Accounting Date of all
        Receivables that became Liquidated Receivables
        during the Monthly Period                                                                                    $ 5,793,800.76
       Purchase Amounts - Warranty Receivables allocable to principal                                                $         0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                          $    12,101.62
       Amounts withdrawn from the Pre-Funding Account                                                                $         0.00
       Cram Down Losses                                                                                              $         0.00
                                                                                                                     --------------
       Principal Distribution Amount                                                                                 $21,737,385.05
                                                                                                                     --------------
                                                                                                                     --------------

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-1 Noteholders on such Distribution Date)                    $          0.00

       Multiplied by the Class A-1 Interest Rate                                                      5.500%

       Multiplied by actual days in the period or in the case of the first
        Distribution Date, by 25/360                                                              0.08611111         $         0.00
                                                                                             ---------------
       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                        $         0.00
                                                                                                                     --------------
       Class A-1 Interest Distributable Amount                                                                       $         0.00
                                                                                                                     --------------
                                                                                                                     --------------
C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-2 Noteholders on such Distribution Date)                    $130,080,255.90

       Multiplied by the Class A-2 Interest Rate                                                     6.125%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360               0.08333333          $   663,951.31
                                                                                            ---------------
       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                        $         0.00
                                                                                                                     --------------
       Class A-2 Interest Distributable Amount                                                                       $   663,951.31
                                                                                                                     --------------
                                                                                                                     --------------
D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-3 Noteholders on such Distribution Date)                    $129,170,000.00

       Multiplied by the Class A-3 Interest Rate                                                     6.400%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360               0.08333333          $   688,906.67
                                                                                            ---------------
       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $         0.00
                                                                                                                     --------------

       Class A-3 Interest Distributable Amount                                                                       $   688,906.67
                                                                                                                     --------------
                                                                                                                     --------------

E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-4 Noteholders on such Distribution Date)                    $165,330,000.00

       Multiplied by the Class A-4 Interest Rate                                                     6.625%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360               0.08333333          $   912,759.38
                                                                                            ---------------
       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                        $         0.00
                                                                                                                     --------------
       Class A-4 Interest Distributable Amount                                                                       $   912,759.38
                                                                                                                     --------------
                                                                                                                     --------------
                                                Page 5

                                               1997 - A



F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-5 Noteholders on such Distribution Date)                    $ 83,170,000.00

       Multiplied by the Class A-5 Interest Rate                                                     6.800%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360               0.08333333          $   471,296.67
                                                                                            ---------------
       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                     --------------
       Class A-5 Interest Distributable Amount                                                                          $471,296.67
                                                                                                                     --------------
                                                                                                                     --------------

H.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                              $          0.00
       Class A-2 Interest Distributable Amount                                              $    663,951.31
       Class A-3 Interest Distributable Amount                                              $    688,906.67
       Class A-4 Interest Distributable Amount                                              $    912,759.38
       Class A-5 Interest Distributable Amount                                              $    471,296.67

       Noteholders' Interest Distributable Amount                                                                    $ 2,736,914.01
                                                                                                                     --------------
                                                                                                                     --------------

I.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                        $21,737,385.05

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
        Balance (plus any funds remaining on deposit in the Pre-Funding Account)
        as of the Accounting Date  for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1
        Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate
        Principal Balance (plus any funds remaining on deposit in the Pre-Funding
        Account) as of the Accounting Date for the preceding Distribution Date)                      88.81%          $19,305,910.21
                                                                                            ---------------

       Unpaid Noteholders' Principal Carryover Shortfall                                                             $         0.00
                                                                                                                     --------------

       Noteholders' Principal Distributable Amount                                                                   $19,305,910.21
                                                                                                                     --------------
                                                                                                                     --------------

J.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
       (equal to entire Noteholders' Principal Distributable Amount until the principal balance
       of the Class A-1 Notes is reduced to zero)                                                                    $         0.00
                                                                                                                     --------------
                                                                                                                     --------------
       Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
       (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
       Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
       thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                  $19,305,910.21
                                                                                                                     --------------
                                                                                                                     --------------

                                                Page 6

                                               1997 - A


K.  Calculation of Certificate Holders Interest Distributable Amount

       Certificate Holders Monthly Interest Distributable Amount:

       Certificate Balance (as of the close of business
        on the preceding Distribution Date)                                                 $63,948,394.94

       Multilpied by the Certificate Pass-Through Rate                                              6.650%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360              0.08333333           $   354,380.69
                                                                                            ---------------
       Plus any unpaid Certificate Interest Carryover Shortfall                                                      $         0.00
                                                                                                                     --------------
       Certificate Holders Interest Distributable Amount                                                             $   354,380.69
                                                                                                                     --------------
                                                                                                                     --------------

L.  Calculation of Certificate Principal Distributable Amount:

       Certificate Holders Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                       $ 21,737,385.05

       Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%,
        (ii) for the Distribution Date on which the principal balance of the
        Class A-1 Notes is reduced to zero, 0% until the principal balance of the
        Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the Noteholders' Percentage
        (computed after giving effect to the retirement of the Class A-1 Notes)
        and (iii) for each Distribution Date thereafter, 100% minus Noteholders'
        Percentage)                                                                                  11.19%          $ 2,431,474.84
                                                                                            ---------------
       Unpaid Certificate Holders Principal Carryover Shortfall                                                      $         0.00
                                                                                                                     --------------
       Certificate Holders Principal Distributable Amount                                                            $ 2,431,474.84
                                                                                                                     --------------
                                                                                                                     --------------

  IX.  Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
        Distribution Date or, in the case of the first Disrtibution Date,
        as of the Closing Date                                                                                       $         0.00
                                                                                                                     --------------

                                                                                                                     $         0.00
                                                                                                                     --------------
                                                                                                                     --------------

       Less:  withdrawals from the Pre-Funding Account in respect of transfers of
        Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
        (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
        Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect
        to transfer of Subsequent Receivables over (ii) $0))                                                         $         0.00

       Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the
        Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000
        or less as of the Distribution Date (see B below)                                                            $         0.00
                                                                                                                     --------------

       Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
                 Pre-Funded Amount                                                          $          0.00
                                                                                            ---------------
                                                                                                                     $         0.00
                                                                                                                     --------------
                                                                                                                     --------------

                                                Page 7

                                               1997 - A



  IX.  Pre-Funding Account (cont.)

       B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded
        Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1997 Distribution Date) or
        the Pre-Funded Amount being reduced to $100,000 or less on any
        Distribution Date                                                                                            $        0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
        Amount as of the Distribution Date)                                                                          $        0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
        Amount as of the Distribution Date)                                                                          $        0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
        Amount as of the Distribution Date)                                                                          $        0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
        Amount as of the Distribution Date)                                                                          $        0.00

       Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
        Amount as of the Distribution Date)                                                                          $        0.00

       Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded
        Amount as of the Distribution Date)                                                                          $        0.00

       C.  Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                  $        0.00
       Class A-2 Prepayment Premium                                                                                  $        0.00
       Class A-3 Prepayment Premium                                                                                  $        0.00
       Class A-4 Prepayment Premium                                                                                  $        0.00
       Class A-5 Prepayment Premium                                                                                  $        0.00

       Certificate Prepayment Premium                                                                                $        0.00


                                                Page 8

                                               1997 - A



  X.   Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
        Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
        and Certificates:

                 Product of (x) 6.34% (weighted average interest of Class A-1 Interest Rate,
                 Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                 Class A-5 Interest Rate and Certificate Interest Rate (based on the outstanding Class A-1, Class A-2 Class A-3, Class A-4, and Class A-5
                 principal balance and the Certificate Balance), divided by 360, (y)
                 $0.00 (the Pre-Funded Amount on such Distribution Date) and
                 (z)  0 (the number of days until the May 1997 Distribution Date))                                   $        0.00

                 Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the April 1997
                 Distribution Date)                                                                                         ($0.00)
                                                                                                                     --------------


       Requisite Reserve Amount                                                                                             ($0.00)
                                                                                                                     --------------
                                                                                                                     --------------

       Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) as of the preceding Distribution Date or, in the case of the first
        Distribution Date, as of the Closing Date                                                                    $        0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
        Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
        from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                              $        0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the
        Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over
        Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding
        Account in respect of transfers of Subsequent Receivables)                                                          ($0.00)

       Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
        to cover the excess, if any, of total amount payable over Available Funds (see IV above)                     $        0.00
                                                                                                                     --------------

       Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) after the Distribution Date                                                                             ($0.00)
                                                                                                                     --------------
                                                                                                                     --------------

  XI.  Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,               $        0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing
        Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a Subsequent
        Transfer Date preceding the Distribution Date))                                                              $        0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
        a Class A-1 Maturity Shortfall (see IV above)                                                                $        0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
        withdrawal to be released by the Indenture Trustee to the General Partners)                                  $        0.00
                                                                                                                     --------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                     $        0.00
                                                                                                                     --------------
                                                                                                                     --------------
                                                Page 9

                                               1997 - A



 XII.  Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day                $571,698,650.85
        of the Monthly Period
       Multiplied by Basic Servicing Fee Rate                                   1.00%
       Multiplied by Months per year                                        0.083333%
                                                                      ---------------

       Basic Servicing Fee                                                                  $   476,415.54

       Less: Backup Servicer Fees (annual rate of 1 bp)                                     $         0.00

       Supplemental Servicing Fees                                                          $         0.00
                                                                                            --------------

       Total of Basic Servicing Fees and Supplemental
        Servicing Fees                                                                                            $    476,415.54
                                                                                                                  ---------------
                                                                                                                  ---------------

 XIII. Information for Preparation of Statements to Noteholders

           a.    Aggregate principal balance of the Notes as
                  of first day of Monthly Period
                     Class A-1 Notes                                                                              $          0.00
                     Class A-2 Notes                                                                              $130,080,255.90
                     Class A-3 Notes                                                                              $129,170,000.00
                     Class A-4 Notes                                                                              $165,330,000.00
                     Class A-5 Notes                                                                              $ 83,170,000.00

           b.    Amount distributed to Noteholders allocable
                  to principal
                     Class A-1 Notes                                                                              $          0.00
                     Class A-2 Notes                                                                              $ 19,305,910.21
                     Class A-3 Notes                                                                              $          0.00
                     Class A-4 Notes                                                                              $          0.00
                     Class A-5 Notes                                                                              $          0.00

           c.    Aggregate principal balance of the Notes (after
                  giving effect to distributions on the
                  Distribution Date)
                     Class A-1 Notes                                                                              $          0.00
                     Class A-2 Notes                                                                              $110,774,345.69
                     Class A-3 Notes                                                                              $129,170,000.00
                     Class A-4 Notes                                                                              $165,330,000.00
                     Class A-5 Notes                                                                              $ 83,170,000.00

           d.    Interest distributed to Noteholders
                     Class A-1 Notes                                                                              $          0.00
                     Class A-2 Notes                                                                              $    663,951.31
                     Class A-3 Notes                                                                              $    688,906.67
                     Class A-4 Notes                                                                              $    912,759.38
                     Class A-5 Notes                                                                              $    471,296.67

           e.    Remaining Certificate Balance                                                                    $ 61,516,920.10

           f.    1.  Class A-1 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                              $          0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                              $          0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                              $          0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                              $          0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any
                     (and change in amount from preceding statement)                                              $          0.00
                 7.  Certificate Interest Carryover Shortfall,
                     if any (and change in amount from preceding statement)                                       $          0.00
                 8.  Certificate Principal Carryover Shortfall,
                     if any (and change in amount from preceding statement)                                       $          0.00

                                                Page 10

                                               1997 - A




 XIV.  Information for Preparation of Statements to Noteholders (continued)

           g.    Amount distributed payable out of amounts withdrawn
                  from or pursuant to:
                 1.  Reserve Account                                                        $          0.00
                 2.  Class A-1 Holdback Subaccount                                          $          0.00
                 3.  Claim on the Note Policy                                               $          0.00

           h.    Remaining Pre-Funded Amount                                                                         $         0.00

           i.    Remaining Reserve Amount                                                                                    ($0.00)

           j.    Amount on deposit on Class A-1 Holdback Subaccount                                                  $         0.00

           k.    Prepayment amounts
                     Class A-1 Prepayment Amount                                                                     $         0.00
                     Class A-2 Prepayment Amount                                                                     $         0.00
                     Class A-3 Prepayment Amount                                                                     $         0.00
                     Class A-4 Prepayment Amount                                                                     $         0.00
                     Class A-5 Prepayment Amount                                                                     $         0.00

           l.    Prepayment Premiums
                     Class A-1 Prepayment Premium                                                                    $         0.00
                     Class A-2 Prepayment Premium                                                                    $         0.00
                     Class A-3 Prepayment Premium                                                                    $         0.00
                     Class A-4 Prepayment Premium                                                                    $         0.00
                     Class A-5 Prepayment Premium                                                                    $         0.00

           m.    Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                  paid by the Trustee on behalf of the Trust                                                         $   476,415.54

           n.    Note Pool Factors (after giving effect to distributions on the
                  Distribution Date)
                     Class A-1 Notes                                                                                     0.00000000
                     Class A-2 Notes                                                                                     0.46606507
                     Class A-3 Notes                                                                                     1.00000000
                     Class A-4 Notes                                                                                     1.00000000
                     Class A-5 Notes                                                                                     1.00000000

  XV.  Information for Preparation of Statements to Certificateholders
           a.    Aggregate Certificate Balance as of first day of Monthly Period                                    $ 63,948,394.94

           b.    Amount distributed to Certificateholders allocable to principal                                    $  2,431,474.84

           c.    Aggregate  Certificate Balance (after giving effect to
                  distributions on the Distribution Date)                                                           $ 61,516,920.10

           d.    Interest distributed to  Certificateholders                                                        $    354,380.69

           e.    Remaining  Certificate Balance                                                                     $ 61,516,920.10

           f.    Aggregate principal balance of the Notes (after
                  giving effect to distributions on the
                  Distribution Date)
                     Class A-1 Notes                                                                                $          0.00
                     Class A-2 Notes                                                                                $110,774,345.69
                     Class A-3 Notes                                                                                $129,170,000.00
                     Class A-4 Notes                                                                                $165,330,000.00
                     Class A-5 Notes                                                                                $ 83,170,000.00

           g.    1.  Class A-1 Interest Carryover Shortfall, if any,
                     (and change in amount from preceding statement)                                                $          0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any,
                     (and change in amount from preceding statement)                                                $          0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any,
                     (and change in amount from preceding statement)                                                $          0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any,
                     (and change in amount from preceding statement)                                                $          0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any,
                     (and change in amount from preceding statement)                                                $          0.00
                 7.  Certificate Interest Carryover Shortfall, if any,
                     (and change in amount from preceding statement)                                                $          0.00
                 8.  Certificate Principal Carryover Shortfall, if any,
                     (and change in amount from preceding statement)                                                $          0.00

           h.    Amount distributed payable out of amounts withdrawn
                   from or pursuant to:
                 1.  Reserve Account                                                        $          0.00
                 2.  Spread Account                                                         $          0.00
                 3.  Claim on the Certificate Policy                                        $          0.00

           i.    Remaining Pre-Funded Amount                                                                        $          0.00

           j.    Remaining Reserve Amount                                                                                    ($0.00)

           k.    Certificate Prepayment Amount                                                                      $          0.00

           l.    Certificate Prepayment Premium                                                                     $          0.00

           m.    Total of Basic Servicing Fee, Supplemental Servicing Fees
                  and other fees, if any, paid by the Trustee on
                  behalf of the Trust                                                                               $    476,415.54

           n.    Certificate Pool Factor (after giving effect to
                  distributions on the Distribution Date)                                                                0.79376671

                                                Page 11

                                               1997 - A



 XVI.  Pool Balance and Aggregate Principal Balance

                 Original Pool Balance at beginning of Monthly Period                                                $774,999,994.84
                 Subsequent Receivables                                                                              $          0.00
                                                                                                                     ---------------
                 Original Pool Balance at end of Monthly Period                                                      $774,999,994.84
                                                                                                                     ---------------
                                                                                                                     ---------------

                 Aggregate Principal Balance as of preceding Accounting Date                                          571,698,650.85
                 Aggregate Principal Balance as of current Accounting Date                                           $549,961,265.80




       Monthly Period Liquidated Receivables                                     Monthly Period Adminsitrative Receivables

                           Loan #               Amount                                  Loan #                  Amount
                           ------               ------                                  ------                  ------

                  see attached listing        $2,966,431.07                       see attached listing        $12,101.62
                                              $1,838,275.96                                                   $     0.00
                                              $   10,976.10                                                   $     0.00
                                              $  978,117.63                                                   $     0.00
                                              -------------                                                   ----------
                                              $5,793,800.76                                                   $12,101.62
                                              -------------                                                   ----------
                                              -------------                                                   ----------


XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date)
        of all Receivables delinquent more than 30 days with
        respect to all or any portion of a Scheduled Payment
        as of the Accounting Date                                               $ 31,419,108.16

       Aggregate Principal Balance as of the Accounting Date                    $549,961,265.80
                                                                                ---------------

       Delinquency Ratio                                                                                      5.71296746%
                                                                                                              -----------
                                                                                                              -----------









IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                  ARCADIA  FINANCIAL  LTD.

                                  By:  /s/ Scott R. Fjellman
                                     ---------------------------------------

                                  Name:               Scott R. Fjellman
                                  Title:        Vice President / Securitization



                                                Page 12

                                               1997 - A